Exhibit 24


                               POWER OF ATTORNEY


     The undersigned, as an officer and/or director of HON INDUSTRIES Inc., an Iowa corporation (the "Company"), does hereby constitute and appoint David
C. Stuebe and Jeffrey D. Fick, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company s Common Stock, $1.00 par value, pursuant to the Company s 1997 Equity Plan for Non-Employee Directors and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of May, 1997.



                                        /s/ Jack D. Michaels
                                        Jack D. Michaels
























                                                            Exhibit 24


                                POWER OF ATTORNEY


     The undersigned, as an officer and/or director of HON INDUSTRIES Inc., an Iowa corporation (the "Company"), does hereby constitute and appoint Jack
D. Michaels and Jeffrey D. Fick, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company s Common Stock, $1.00 par value, pursuant to the Company s 1997 Equity Plan for Non-Employee Directors and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of May, 1997.



                                        /s/ David C. Stuebe
                                        David C. Stuebe
























                                                            Exhibit 24


                               POWER OF ATTORNEY


     The undersigned, as an officer and/or director of HON INDUSTRIES Inc., an Iowa corporation (the "Company"), does hereby constitute and appoint Jack
D. Michaels, David C. Stuebe, and Jeffrey D. Fick, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company s Common Stock, $1.00 par value, pursuant to the Company s 1997 Equity Plan for Non-Employee Directors and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of May, 1997.



                                        /s/ Melvin L. McMains
                                        Melvin L. McMains
























                                                            Exhibit 24


                               POWER OF ATTORNEY


     The undersigned, as an officer and/or director of HON INDUSTRIES Inc., an Iowa corporation (the "Company"), does hereby constitute and appoint Jack
D. Michaels, David C. Stuebe, and Jeffrey D. Fick, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company s Common Stock, $1.00 par value, pursuant to the Company s 1997 Equity Plan for Non-Employee Directors and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of May, 1997.



                                        /s/ Robert W. Cox
                                        Robert W. Cox

























                                                            Exhibit 24


                               POWER OF ATTORNEY


     The undersigned, as an officer and/or director of HON INDUSTRIES Inc., an Iowa corporation (the "Company"), does hereby constitute and appoint Jack
D. Michaels, David C. Stuebe, and Jeffrey D. Fick, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company s Common Stock, $1.00 par value, pursuant to the Company s 1997 Equity Plan for Non-Employee Directors and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of May, 1997.



                                        /s/ W. James Farrell
                                        W. James Farrell
























                                                            Exhibit 24


                              POWER OF ATTORNEY


     The undersigned, as an officer and/or director of HON INDUSTRIES Inc., an Iowa corporation (the "Company"), does hereby constitute and appoint Jack
D. Michaels, David C. Stuebe, and Jeffrey D. Fick, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company s Common Stock, $1.00 par value, pursuant to the Company s 1997 Equity Plan for Non-Employee Directors and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of May, 1997.



                                        /s/ Stanley M. Howe
                                        Stanley M. Howe
























                                                            Exhibit 24


                              POWER OF ATTORNEY


     The undersigned, as an officer and/or director of HON INDUSTRIES Inc., an Iowa corporation (the "Company"), does hereby constitute and appoint Jack
D. Michaels, David C. Stuebe, and Jeffrey D. Fick, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company s Common Stock, $1.00 par value, pursuant to the Company s 1997 Equity Plan for Non-Employee Directors and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of May, 1997.



                                        /s/ Robert L. Katz
                                        Robert L. Katz























                                   -41-

                                                            Exhibit 24


                              POWER OF ATTORNEY


     The undersigned, as an officer and/or director of HON INDUSTRIES Inc., an Iowa corporation (the "Company"), does hereby constitute and appoint Jack
D. Michaels, David C. Stuebe, and Jeffrey D. Fick, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company s Common Stock, $1.00 par value, pursuant to the Company s 1997 Equity Plan for Non-Employee Directors and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of May, 1997.



                                        /s/ Lee Liu
                                        Lee Liu

























                                                            Exhibit 24


                              POWER OF ATTORNEY


     The undersigned, as an officer and/or director of HON INDUSTRIES Inc., an Iowa corporation (the "Company"), does hereby constitute and appoint Jack
D. Michaels, David C. Stuebe, and Jeffrey D. Fick, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company s Common Stock, $1.00 par value, pursuant to the Company s 1997 Equity Plan for Non-Employee Directors and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or her substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of May, 1997.



                                        /s/ Celeste C. Michalski
                                        Celeste C. Michalski
























                                                            Exhibit 24


                               POWER OF ATTORNEY


     The undersigned, as an officer and/or director of HON INDUSTRIES Inc., an Iowa corporation (the "Company"), does hereby constitute and appoint Jack
D. Michaels, David C. Stuebe, and Jeffrey D. Fick, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company s Common Stock, $1.00 par value, pursuant to the Company s 1997 Equity Plan for Non-Employee Directors and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of May, 1997.



                                        /s/ Michael S. Plunkett
                                        Michael S. Plunkett
























                                                            Exhibit 24


                               POWER OF ATTORNEY


     The undersigned, as an officer and/or director of HON INDUSTRIES Inc., an Iowa corporation (the "Company"), does hereby constitute and appoint Jack
D. Michaels, David C. Stuebe, and Jeffrey D. Fick, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company s Common Stock, $1.00 par value, pursuant to the Company s 1997 Equity Plan for Non-Employee Directors and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of May, 1997.



                                        /s/ Herman J. Schmidt
                                        Herman J. Schmidt
























                                                            Exhibit 24


                               POWER OF ATTORNEY


     The undersigned, as an officer and/or director of HON INDUSTRIES Inc., an Iowa corporation (the "Company"), does hereby constitute and appoint Jack
D. Michaels, David C. Stuebe, and Jeffrey D. Fick, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company s Common Stock, $1.00 par value, pursuant to the Company s 1997 Equity Plan for Non-Employee Directors and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of May, 1997.



                                        /s/ Richard H. Stanley
                                        Richard H. Stanley
























                                                            Exhibit 24


                              POWER OF ATTORNEY


     The undersigned, as an officer and/or director of HON INDUSTRIES Inc., an Iowa corporation (the "Company"), does hereby constitute and appoint Jack
D. Michaels, David C. Stuebe, and Jeffrey D. Fick, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the registration of shares of the Company s Common Stock, $1.00 par value, pursuant to the Company s 1997 Equity Plan for Non-Employee Directors and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of May, 1997.



                                        /s/ Lorne R. Waxlax
                                        Lorne R. Waxlax























                                   -47-